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                            THE  NEW  ECONOMY  FUND
                            Meeting of Shareholders

                               IMPORTANT  NOTICE

 A meeting of shareholders of The New Economy Fund will take place on September 12, 2000.

 You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by the Internet, by telephone or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope. Unless you intend to attend the meeting in person, you must respond in one of these ways in order for your vote to be registered.

 No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs - which are paid for by the fund and its shareholders - and will also mean that you can avoid receiving follow-up telephone calls or mailings. Voting by the Internet or telephone lowers proxy costs even further.

 We encourage you to read the attached Proxy Statement in full. Mutual funds are required to obtain shareholders' votes for certain issues. As a shareholder, you have a right to vote on these issues.

                       IMPORTANT VOTING INFORMATION INSIDE
                            THE NEW ECONOMY FUND

                        NOTICE OF MEETING OF SHAREHOLDERS
                              SEPTEMBER 12, 2000

TO THE SHAREHOLDERS OF
THE NEW ECONOMY FUND:

 A Meeting of Shareholders of The New Economy Fund (the "Fund") will be held at the office of the Fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, September 12, 2000 at 10:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

 (1) The election of a Board of 11 Trustees.
 (2) A proposal to eliminate or revise certain of the Fund's investment restrictions.
 (3) Ratification of the selection of Deloitte & Touche LLP as independent public accountant for the Fund for the fiscal year ending November 30, 2000.

 The Board of Trustees has fixed the close of business on July 7, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. YOUR SIGNING IT WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

    By order of the Board of Trustees,

    CHAD L. NORTON
    SECRETARY

July 18, 2000


                                   IMPORTANT

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

                             THE NEW ECONOMY FUND
             333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA 90071

                               PROXY STATEMENT
                           MEETING OF SHAREHOLDERS
                             SEPTEMBER 12, 2000

 The enclosed proxy is solicited by the Board of Trustees of the Fund in connection with the meeting of shareholders to be held at the offices of the Fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, September 12, 2000 at 10:00 a.m., local time.

 If you complete and sign the enclosed proxy card, your shares will be voted exactly as you instruct. If you simply sign the proxy card without otherwise completing it, your shares will be voted for the proposals. You can revoke a proxy card before its exercise, either by filing with the Fund a written notification of revocation, or by delivering a duly executed proxy card bearing a later date, or by attending the meeting and voting in person. Shareholders who return proxy cards marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). If brokers holding shares for their customers in so-called "Street Name" have not received instructions and are not authorized to vote without instruction, those shares also will be treated as abstentions. This Proxy Statement and proxy card was first mailed to shareholders on or about July 18, 2000.

 The Fund is a fully managed, diversified, open-end investment company that issues two classes of shares of beneficial interest -- Class A and Class B. At the close of business on July 7, 2000, the record date fixed by the Board of Trustees for the determination of shareholders entitled to notice of and to vote at the meeting, the following were the outstanding share balances for the two classes of shares:

Class A shares; and                                   Class B shares.  Each
share is entitled to one vote. Class A and Class B shareholders will vote together on all proposals. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

 With respect to the election of trustees (Proposal 1), the 11 nominees receiving the highest number of votes will be elected. The vote required to approve Proposal 2 is the affirmative vote of the lesser of (a) 67% or more of all shares present in person or by proxy, if the holders of more than 50% of all outstanding voting shares are present or represented by proxy, or (b) more than 50% of all outstanding voting shares on the record date. The vote required to approve Proposal 3 is the affirmative vote of a majority of all shares present in person or represented by proxy.

 If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for up to 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.


PROPOSAL 1: ELECTION OF TRUSTEES

 Eleven trustees are to be elected at the meeting, each to hold office until the next meeting and until a successor is elected and qualified. Because meetings of shareholders will not be held each year, the trustees' terms will be indefinite in length. All of the nominees for trustee except Timothy D. Armour, Joseph C. Berenato and Gordon Crawford were elected by shareholders at their last meeting on April 5, 1995. Mr. Armour was elected by the Board of Trustees in 1998, Mr. Berenato was elected by the Board of Trustees in 2000, and Mr. Crawford was elected by the Board of Trustees in 1999.

 Each of the nominees has agreed to serve as trustee if elected. If any unforeseen event prevents one or more of the nominees from serving as trustee, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board of Trustees shall recommend. The table below sets forth certain information regarding the nominees.

                                                                            MEMBERSHIPS        SHARES
                                                                            ON
                                   CURRENT               YEAR               BOARDS             BENEFICIALLY
                                   PRINCIPAL                                OF OTHER
NAME OF NOMINEE                    OCCUPATION            FIRST              REGISTERED         OWNED,
                                   AND                                      INVESTMENT         DIRECTLY
(POSITION WITH FUND)               PRINCIPAL             ELECTED            COMPANIES          OR
                                   EMPLOYMENT            A                  AND                INDIRECTLY,
                                                                            PUBLICLY           AT
AND AGE                            DURING                TRUSTEE            HELD               JUNE 30,
                                   PAST FIVE                                COMPANIES          2000+
                                   YEARS

Mr. Timothy D. Armour*             Chairman of the       1998
                                   Board and Chief
                                   Executive

(President and Trustee)            Officer, Capital
                                   Research Company

39

Mr. Joseph C. Berenato             Chairman,             2000               The American
                                   President and                            funds Group
                                   Chief Executive

(Trustee)                          Officer, Ducommun                        (Director -
                                   Incorporated                             1 other fund)

Amb. Richard G. Capen, Jr.         Corporate Director    1993               The American
                                   and author;                              Funds Group
                                   former U.S.

(Trustee)                          Ambassador to                            (Director/
                                   Spain; former                            Trustee -
                                   Vice                                     13 other
                                                                            funds)

65                                 Chairman of the
                                   Board, Knight
                                   Ridder, Inc.;

                                   former Chairman
                                   and Publisher,
                                   The

                                   Miami Herald

Mr. H. Frederick Christie          Private Investor;     1983               The American
                                   former President                         Funds Group
                                   and Chief

(Trustee)                          Executive                                (Director/
                                   Officer, the                             Trustee -
                                   Mission Group                            17 other
                                   (non-                                    funds)

67                                 utility holding
                                   company,
                                   subsidiary of

                                   Southern
                                   California Edison
                                   Company)

Mr. Gordon Crawford*               Senior Vice           1999               The American
                                   President and                            Funds Group
                                   Director,
                                   Capital

(Chairman of the Board             Research and                             (Director -
                                   Management                               1 other fund)
                                   Company

  and Trustee)

53

Mr. Alan Greenway                  President,            1983               The American
                                   Greenway                                 Funds Group
                                   Associates, Inc.

(Trustee)                          (management                              (Director/
                                   consulting                               Trustee - 4
                                   services)                                other
                                                                            funds)

72

Mr. Graham Holloway*               Retired; former       1995               The American
                                   Chairman of the                          Funds Group
                                   Board,

(Trustee)                          American Funds                           (Director -
                                   Distributors,                            1 other fund)
                                   Inc.

70

Ms. Leonade D. Jones               Chief Financial       1995               The American
                                   Officer and                              Funds Group
                                   Secretary,

(Trustee)                          VentureThink LLC;                        (Director -
                                   former                                   5 other funds)
                                   Treasurer,

52                                 The Washington
                                   Post Company

Mr. William H. Kling               President,            1987               The American
                                   Minnesota Public                         Funds Group
                                   Radio;

(Trustee)                          President,                               (Director/
                                   Greenspring                              Trustee - 4
                                   Company; former                          other
                                                                            funds)

58                                 President,                               Cummins Engine
                                   American Public                          Company, Inc.
                                   Radio (now

                                   Public Radio                             Irwin
                                   International)                           Financial
                                                                            Corporation

                                                                            St. Paul
                                                                            Companies

Dr. Norman R. Weldon               Managing              1983               The American
                                   Director,                                Funds Group
                                   Partisan
                                   Management

(Trustee)                          Group, Inc.;                             (Director -
                                   former Chairman                          1 other fund)
                                   of
                                   the Board,

65                                 Novoste                                  Enable
                                   Corporation                              Medical

Dr. Particia K. Woolf              Private Investor;     1984               The American
                                   lecturer,                                Funds Group
                                   Department of

(Trustee)                          of Molecular                             (Director - 5
                                   Biology, Princeton                       other funds)

65                                 University;                              General
                                   Corporate                                Public
                                   Director                                 Utilities
                                                                            Corporation

                                                                            Crompton &
                                                                            Knowles
                                                                            Corporation


_________________

* Is considered an "interested person" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of affiliation with Capital Research and Management Company (the "Investment Adviser"). The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

+ Includes shares beneficially held under a master retirement plan.
Capital Research and Management Company, located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821, serves as the investment adviser to The American Funds Group consisting of 29 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to
(i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and
(iii) any other entity formed for the primary purpose of benefitting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

 The Fund has an Audit Committee composed of Richard G. Capen, Jr., H. Frederick Christie, Alan Greenway and Leonade D. Jones. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Trustees, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Trustees and/or the Committee.

 The Fund has a Committee on Governance composed of all trustees who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Committee's functions include selecting and recommending to the
Board of Trustees nominees for election as trustees of the Fund.   While the
Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee on Governance of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. See also "Shareholder Proposals."

 The Fund has a Contracts Committee composed of all trustees who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and service agreement, principal underwriting agreement and the Plans of Distribution under rule 12b-1 that the Fund proposes to enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

 There were four Board of Trustees, four Audit Committee, two Committee on Governance and one Contracts Committee meetings during the year ended November 30, 1999. All incumbent trustees attended 100% of all Board meetings and meetings of the committees of which they were members.

 The Fund pays no salaries or other compensation to its trustees other than trustees' fees, which are paid to those trustees who are unaffiliated with the Investment Adviser as described below.



                              TRUSTEE COMPENSATION

                                                           TOTAL COMPENSATION
                                                           (INCLUDING VOLUNTARILY
                                                           DEFERRED COMPENSATION/1/
                                AGGREGATE                  FROM ALL                         TOTAL NUMBER
                                COMPENSATION               FUNDS MANAGED
                                (INCLUDING                 BY CAPITAL                       OF
                                VOLUNTARILY                RESEARCH AND                     FUND
                                DEFERRED                   MANAGEMENT                       BOARDS ON
                                COMPENSATION/1/)           COMPANY
                                FROM THE FUND              OR ITS                           WHICH TRUSTEE
                                DURING                     AFFILIATES/2/ FOR
 TRUSTEE                        FISCAL YEAR                THE 12 MONTHS                    SERVES/2/
                                ENDED 11/30/99             ENDED 11/30/99


Mr. Timothy D. Armour           $none/3/                   $none/3/                         1

Mr. Joseph C. Berenato          -0-/4/                     -0-/4/                           2

Mr. Richard G. Capen            16,500                     47,000                           14

Mr. H. Frederick                16,000                     204,000                          18
Christie                        (deferred)/5/              (deferred)/5/

Mr. Gordon Crawford             none/3/                    none/3/                          2

Mr. Alan Greenway               16,500                     102,500                          5

Mr. Graham Holloway             none/3/                    none/3/                          2

Ms. Leonade D. Jones            16,500                     136,500                          6
                                (deferred)/5/              (deferred)/5/

Mr. William H. Kling            14,500 (deferred)/5/       102,300(deferred)/5/             6

Dr. Norman R. Weldon            14,500                     42,300                           3

Dr. Patricia K. Woolf           14,500                     140,000                          6


/1/ Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the trustee.

/2/ Includes funds managed by Capital Research and Management Company and affiliates.

/3/ Timothy D. Armour, Gordon Crawford and Graham Holloway are affiliated with the Fund's Investment Adviser and, therefore, receive no remuneration from the Fund.

/4/ Joseph C. Berenato was elected a Trustee effective June 22, 2000 and, accordingly, received no remuneration from the fund as of the fiscal year ended November 30, 1999.

/5/ Since the deferred compensation plan's adoption in 1993, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) as of the fiscal year ended November 30, 1999 for participating trustees is as follows:
H. Frederick Christie ($64,737), Leonade D. Jones ($82,967) and William H. Kling ($92,199). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the trustee.


                                 OTHER OFFICERS

NAME                                                                                  OFFICER
(POSITION WITH FUND)                                                                  CONTINUOUSLY
AND AGE                                 PRINCIPAL OCCUPATION /1/                      SINCE /2/
Ms. Claudia P. Huntington               Senior Vice President,                        1996
(Senior Vice President)                 Capital Research Company
48

Mr. Vincent P. Corti                    Vice President - Fund Business                1984
                                        Management Group,
(Vice President)                        Capital Research and Management
                                        Company
44

Alwyn Heong                             Vice President, Capital Research              2000
                                        Company
(Vice President)
40

Mr. Ulrich A. Volk                      Vice President, Capital Research              1998
                                        Company
(Vice President)
38

Mr. Chad L. Norton                      Vice President - Fund Business                1991
                                        Management Group,
(Secretary)                             Capital Research and Management
                                        Company
39

Mr. David A. Pritchett                  Vice President - Fund Business                1999
                                        Management Group,
(Treasurer)                             Capital Research and Management
                                        Company
33

Ms. Sheryl F. Johnson                   Vice President - Fund Business                1998
                                        Management Group,
(Assistant Treasurer)                   Capital Research and Management
                                        Company
31

_____________

/1/ The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

/2/ Officers hold office until their respective successors are elected, or until they resign or are removed.

No officer, director or employee of the Investment Adviser receives any remuneration from the Fund. All trustees and officers as a group owned beneficially fewer than 1% of the Fund's shares outstanding on June 30, 2000.


PROPOSAL 2: APPROVAL OF THE ELIMINATION OR REVISION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION AND SUMMARY

 The Fund is subject to investment restrictions which establish percentage and other limits that govern its investment activities. Under the Investment Company Act of 1940 (the "1940 Act"), investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Investment companies are permitted to designate additional restrictions as fundamental. They may also adopt "non-fundamental" investment restrictions, which may be changed by the Fund's Board of Trustees without shareholder approval.

 Some of the Fund's existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, the Investment Adviser believes certain fundamental restrictions should be revised, eliminated or reclassified as non-fundamental.

 The Board of Trustees, together with the Fund's senior officers, have analyzed the current fundamental investment restrictions for the Fund, and have concluded that certain other restrictions should be eliminated. The specific proposals are discussed below.

 The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Trustees will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable.

 IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVE OF THE FUND, WHICH REMAINS UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

 The texts of the proposed changes to the Fund's fundamental restrictions are set forth below. Shareholders owning either Class A shares or Class B shares of the Fund may vote for or against any or all of the changes that are the subject of Proposal 2. If the proposed changes are approved by the Fund's shareholders, the Fund's prospectus and statement of additional information will be revised accordingly.

RESTRICTION PROPOSED TO BE REVISED BUT REMAIN FUNDAMENTAL

2A.  LENDING ACTIVITIES

 Under the 1940 Act, the Fund is required to have a fundamental restriction addressing its lending activities. These activities are also subject to certain restrictions. Under the 1940 Act, loans of securities and other assets are generally permitted up to 33-1/3% of a fund's total assets. The Fund's current fundamental policy states that the Fund may not lend any of its assets, except that it may invest in certain debt securities and enter into repurchase agreements.

 Under the revised fundamental policy, the Fund would be permitted to lend securities or make loans up to 15% of total assets. However, a non-fundamental policy would be adopted stating that the Fund had no current intention to lend portfolio securities. As such, the Fund would have the flexibility to invest, consistent with its investment objective, in loans, loan participations, and other forms of direct debt instruments. Direct debt instruments are interests in amounts owed to lenders or lending syndicates or other parties. As the beneficial owner of a direct debt instrument, the Fund would be entitled to receive payments of principal, interest and any fees to which it is entitled. If the Fund acquires an indirect interest in a loan (E.G., a loan participation), the Fund would be entitled to receive these payments only from the lender selling the participation. The Fund generally would have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan. The Fund would be subject to the credit risk of both the borrower and the lender selling the participation.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not$] lend any of its assets; provided, however that investment in governmental obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities or entering into repurchase agreements, shall not be prohibited by this restriction.

  PROPOSED TEXT (FUNDAMENTAL)

 [The Fund may not$] lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

  PROPOSED TEXT (NON-FUNDAMENTAL)

  The Fund does not currently intend to lend portfolio securities. RESTRICTIONS PROPOSED TO BE REVISED AND RECLASSIFIED AS NON-FUNDAMENTAL

2B.  PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES
 This restriction deals with certain anti-pyramiding concerns addressed by the 1940 Act. The proposed revisions would allow the Fund to invest to a limited degree in entities falling within the technical definition of an investment company. On occasion, certain issuers in various lines of business, primarily financial, fall within this definition but otherwise represent attractive investment opportunities, consistent with the Fund's investment objective. Current industry practice is to rely on the 1940 Act for investor protection.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not$] purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commissions, is involved, and only if immediately thereafter no more than 10% of the value of the Fund's total assets would be invested in such securities.

  PROPOSED TEXT (NON-FUNDAMENTAL)

 [The Fund may not$] invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

2C.  ILLIQUID/RESTRICTED SECURITIES

 The Fund has a fundamental policy prohibiting the acquisition of illiquid securities (including repurchase agreements maturing in more than seven days) in excess of 10% of total assets. These policies are not required to be fundamental under the 1940 Act.

 Historically, there has been a concern that "restricted securities" (I.E., securities with legal or contractual limitations on transfer, which typically cannot be resold to the public), may be difficult for a mutual fund to sell at approximately the value at which the Fund is carrying the investment. Restricted securities may or may not be illiquid, however. Some restricted securities are actively traded among institutional investors and thus highly liquid in the marketplace.

 Under the proposal, investors would continue to be protected by a non-fundamental investment restriction covering illiquid securities. The proposed increase in the limit on these investments, from 10% of total assets to 15% of net assets, is consistent with current regulatory standards applicable to all non-money market mutual funds.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not$] invest more than 10% of the value of its total assets in securities which are not readily marketable or engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the Fund an underwriter as that term is defined under the Securities Act of 1933.

  PROPOSED TEXT (NON-FUNDAMENTAL)

  [The Fund may not$] invest more than 15% of the value of its net assets   in
illiquid securities.

RESTRICTIONS PROPOSED TO BE ELIMINATED

 The following investment restrictions are not required under the 1940 Act. They were originally adopted in response to state law restrictions or interpretations that no longer apply to the Fund. Therefore, in order to increase the ability of management to manage the Fund's assets effectively and efficiently in response to market and regulatory changes, it is proposed that these investment restrictions, which are currently listed as fundamental, be eliminated.

2D.  PLEDGING ASSETS

 In certain circumstances these restrictions could interfere with the Fund's ability to borrow temporarily for extraordinary or emergency purposes. The Fund's current borrowing limits would remain unchanged.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not$] mortgage, pledge, or hypothecate its assets to any extent.

2E.  AFFILIATED OWNERSHIP

 The purposes intended to be served by this restriction are covered by the Fund's Code of Ethics and separate provisions of the 1940 Act.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not$] purchase or retain the securities of any issuer, if those individual officers and trustees of the fund, its investment adviser or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

2F.  UNSEASONED ISSUERS

 This restriction was adopted in response to state regulation that no longer applies. Because newly formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more widely than securities of established companies. Elimination of this restriction will provide the Fund with greater investment flexibility, subject to its investment objective and policies. Retaining such a restriction could, among other things, preclude the Fund from making otherwise attractive investments.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not$] invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

2G.  OIL, GAS OR MINERAL EXPLORATION

 At one time, certain state regulators felt it appropriate to limit investments in oil and gas partnerships as a means to protect investors from speculative investments and to reduce overall portfolio risk. Industry practice has been to manage these risks through prudent investment practices and explicit diversification and concentration policies.

  CURRENT TEXT (FUNDAMENTAL)

 [The Fund may not$] purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THESE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.


PROPOSAL 3. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2000

 Shareholders are requested to ratify the selection by the Board of Trustees (including a majority of trustees who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of Deloitte & Touche LLP to act as independent public accountant for the Fund for the fiscal year ending November 30, 2000. Deloitte & Touche LLP has served as the Fund's independent public accountant since the Fund's inception. No representative of the firm of Deloitte & Touche LLP is expected to attend the meeting of shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF DELOITTE & TOUCHE LLP.


                                 OTHER MATTERS

 Neither the persons named in the enclosed proxy nor the Board of Trustees are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

 Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

 Under the laws of Massachusetts, where the Fund is organized, and the Fund's Declaration of Trust and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Fund does not expect to hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

 Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

 The enclosed proxy is solicited by and on behalf of the Board of Trustees of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and trustees of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

 You may obtain a copy of the Fund's most recent annual report, without charge, by writing to the Secretary of the Fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

 By Order of the Board of Trustees,

 CHAD L. NORTON
 Secretary

July 18, 2000


PROXY CARD                     THE  NEW  ECONOMY  FUND            PROXY CARD

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
        FOR THE MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 12, 2000

The undersigned hereby appoints Vincent P. Corti, Gordon Crawford and Chad L. Norton, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Office of Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, September 12, 2000 at 10:00 a.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

VOTE VIA THE INTERNET: HTTP://VOTE.PROXY-DIRECT.COM CONTROL NUMBER: 999 9999 9999 999

VOTE VIA TELEPHONE:  1-800-597-7836


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

Signature

Signature of joint owner, if any

Date

                                   IMPORTANT

SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY SIGNING AND RETURNING THIS PROXY.

                            THE  NEW  ECONOMY  FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []

1. ELECTION OF TRUSTEES:

                                                                             FOR      WITHHOLD       FOR
                                                                             ALL      ALL            ALL
                                                                                                     EXCEPT
01        Timothy D. Armour                07      E. Graham Holloway        []       []             []

02        Joseph C. Berenato               08      Leonade D. Jones

03        Richard G. Capen                 09      William H. Kling

04        H. Frederick Christie            10      Norman R. Weldon

05        Gordon Crawford                  11      Patricia K. Woolf

06        Alan Greenway


 To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.
 _____________________________________________________________________

2. APPROVAL OF THE PROPOSED CHANGES TO THE FUND'S INVESTMENT RESTRICTIONS:

                                                                           FOR        AGAINST       ABSTAIN

2A.      Revision of restriction regarding lending activities              []         []            []

2B.      Revision of restriction regarding purchasing                      []         []            []
         securities of

         other investment companies

2C.      Revision of restriction regarding illiquid securities             []         []            []

2D.      Elimination of restriction regarding pledging assets              []         []            []

2E.      Elimination of restriction regarding affiliated                   []         []            []
         ownership

2F.      Elimination of restriction regarding unseasoned issuers           []         []            []

2G.      Elimination of restriction regarding oil, gas or                  []         []            []
         mineral exploration


3. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT
ACCOUNTANT:

In their discretion, upon other matters as may properly                 []         []            []
come before the meeting.